CLIFFORD                                           Limited Liability Partnership
CHANCE

                                                                  Execution copy



                                  2 JULY 2004
                               sea containers ltd
                                   as Parent

                                      and

                        CITICORP TRUSTEE COMPANY LIMITED
                                   as Trustee

                                       and

                           THE SUBORDINATED CREDITORS
                                  named herein

                                       and

                           the INTRA-GROUP BORROWERS
                                  named herein

--------------------------------------------------------------------------------

                             SUBORDINATION AGREEMENT

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



                                    CONTENTS

Clause                                                                      Page

1.     Definitions And Interpretation..........................................1
2.     Ranking.................................................................3
3.     Undertakings Of The Intra-Group Borrower................................3
4.     Undertakings Of The Subordinated Creditors..............................3
5.     Permitted Payments......................................................4
6.     Turnover Of Non-Permitted Payments......................................5
7.     Subordination On Insolvency.............................................5
8.     Treatment Of Distributions..............................................6
9.     Enforcement By Subordinated Creditors...................................7
10.    Consents................................................................7
11.    Information.............................................................8
12.    Protection Of Subordination.............................................8
13.    No Rights In Favour Of Parent Or Borrower..............................10
14.    Power Of Attorney......................................................10
15.    Changes To The Parties.................................................11
16.    Expenses, Stamp Duty, Set-Off And Interest.............................11
17.    Rights, Amendments, Waivers, Consents And Determinations...............12
18.    Communications.........................................................13
19.    Miscellaneous..........................................................13
20.    Indemnities............................................................13
21.    Governing Law..........................................................14

SCHEDULE 1  INTRA-GROUP BORROWERS.............................................15

SCHEDULE 2  SUBORDINATED CREDITORS............................................16

THIS SUBORDINATED AGREEMENT is made by way of Deed on 2 July 2004

BETWEEN:

(1) SEA CONTAINERS LTD a Bermuda exempted company (registered number: EC03631) of registered address 22 Victoria Street, Hamilton HM12, Bermuda (the "Parent");

(2) CITICORP TRUSTEE COMPANY LIMITED of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB as trustee for and on behalf of the Senior Creditors (the "Trustee");

(3) Citibank International plc of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB as agent for and on behalf of the Finance Parties other than the Trustee (the "Agent");

(4) THE COMPANIES whose names are set out in Schedule 1 as intra-group borrowers, (the "Intra-Group Borrowers"); and

(5) THE COMPANIES whose names are set out in Schedule 2 as subordinated creditors, (the "Subordinated Creditors").

RECITALS

(A) The Intra-Group Borrowers have agreed that, subject to the terms and conditions of this Deed, the Intra-Group Liabilities shall be subordinated in right of payment to the Senior Debt.

(B) The parties to this Subordination Agreement intend that it shall take effect as a deed.

(C) This Subordination Agreement shall replace the Original Subordination Agreement.

IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1 Definitions In this Deed, terms defined and references construed in the Senior Facility Agreement shall have the same meaning and construction and, except to the extent that the context requires otherwise:

     "Effective Date" means 2 July 2004.

     "Intra-Group Liabilities" means all present and future sums, liabilities and obligations whatsoever (actual or contingent) which is or may at any time become due, owing or payable or expressed to be due, owing or payable by an Intra-Group Borrower to a Subordinated Creditor but not including ordinary trading liabilities.

     "Original Subordination Agreement" means the subordination agreement dated 22 December 2003 between the Parent, the Trustee and the companies listed in Schedule 1 and 2 to this Agreement, as amended from time to time prior to the date of this Agreement.

     "Permitted Payments" means payments and receipts permitted by Clause 5 (Permitted Payments).

     "SCL Bonds" means the 10.75% and 13% senior notes due 2006 issued by the Parent.

     "Senior Creditors" means the Lenders, the Agent and the Arrangers as defined in the Senior Facility Agreement.

     "Senior Debt" means the indebtedness of the Intra-Group Borrowers to the Senior Creditors under or in connection with the Senior Finance Documents.

     "Senior Discharge Date" means the first date on which all Senior Debt has been fully and irrevocably paid or discharged and no further Senior Debt is capable of becoming outstanding.

     "Senior Facility Agreement" means the $158,000,000 secured bridge loan facility agreement dated 10 June 2003 between, among others, the Parent, the Borrower, the lenders named therein and the Trustee, as amended and restated on 22 December 2003 and as further amended prior to the date of this Agreement.

     "Senior Finance Documents" means the Senior Facility Agreement, the Security Documents and any other item referred to in the definition of "Finance Documents" in the Senior Facility Agreement.

     "Subordinated Finance Documents" means any and all agreements and other instruments under or by which any Intra-Group Liabilities are outstanding, evidenced, secured or guaranteed in each case as, and including any instrument pursuant to which the same is, novated, varied, supplemented or amended from time to time.

1.2 Construction Except to the extent that the context requires otherwise, any reference in this Deed to:

      1.2.1 any "document" (including this Deed) is a reference to that document as from time to time amended, supplemented, novated, restated or replaced and includes a reference to any document which amends, supplements, novates, restates or replaces, or is entered into, made or given under or in accordance with any of the terms of, that document;

      1.2.2 a"person" includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, organisation, trust, state or agency of a state (in each case, whether or not having separate legal personality);

      1.2.3 "Tax(es)" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever and wherever imposed, levied, collected, withheld or assessed;

      1.2.4 the "Winding-up" of a person also includes the amalgamation, reconstruction, administration, dissolution, liquidation, merger or consolidation of that person, and any equivalent or analogous procedure under the law of any jurisdiction.

2.   RANKING

     Each of the Subordinated Creditors and each of the Intra-Group Borrowers hereby agrees and acknowledges that the Intra-Group Liabilities are subordinated to the Senior Liabilities.

3.   UNDERTAKINGS OF THE INTRA-GROUP BORROWER

     Until the Senior Discharge Date, except with the consent of the Trustee:

3.1  No Payments

     Subject to Clause 7 (Subordination on Insolvency), no Intra-Group Borrower shall pay, prepay, repay or make any distribution in respect of, or purchase or acquire, any of the Intra-Group Liabilities in cash or in kind, save to the extent permitted or contemplated by Clause 5 (Permitted Payments).

3.2  Subsidiaries

     The Parent shall ensure that none of its Subsidiaries purchases or acquires any of the Intra-Group Liabilities, save to the extent permitted or contemplated by Clause 5 (Permitted Payments).

3.3  No Set-off

     No Intra-Group Borrower shall exercise any set-off against any of the Intra-Group Liabilities, except to the extent that payment of that Intra-Group Liabilities would constitute a Permitted Payment.

3.4  No Security

     No Intra-Group Borrower shall create or have outstanding any Security over any of its assets for, or any guarantee for, or in respect of, any of the Intra-Group Liabilities.

3.5  No Other Action

     No Intra-Group Borrower shall take or omit to take any action whereby the ranking and/or subordination contemplated by this Deed may be impaired.

4.   UNDERTAKINGS OF THE SUBORDINATED CREDITORS

     Until the  Senior  Debt  Discharge  Date,  except  with the  consent of the
     Trustee:

4.1  No Payments

     Subject to Clause 7 (Subordination on Insolvency), no Subordinated Creditor will demand or receive payment, prepayment, repayment or any distribution in respect of any of the Intra-Group Liabilities owed to it in cash or in kind or apply any money or property in or towards discharge of any of the Intra-Group Liabilities owed to it save to the extent permitted or contemplated by Clause 5 (Permitted Payments).

4.2  No Set-off

     No Subordinated Creditor will exercise any set-off against any Intra-Group Liabilities owed to it, except to the extent that payment of those Intra-Group Liabilities would constitute a Permitted Payment.

4.3  No Security

     No Subordinated Creditor will permit to subsist or receive any Security or guarantee for, or in respect of, any of the Intra-Group Liabilities owed to it.

4.4  No Other Action

     No Subordinated Creditor will take or omit to take any action whereby the ranking and/or subordination contemplated by this Deed may be impaired.

4.5  No Ranking

     No Subordinated Creditor will claim or rank as a creditor in the insolvency, Winding-up, bankruptcy or liquidation of any Intra-Group Borrower.

4.6  No Negotiable Instrument

     No Subordinated Creditor will permit any of the Intra-Group Liabilities owed to it to be evidenced by a negotiable instrument unless that instrument is endorsed with this subordination or is deposited with the Trustee.

4.7  No Cancellation

     No Subordinated Creditor will transfer any of the Intra-Group Liabilities owed to it or any commitment to provide any of the Intra-Group Liabilities.

5.   PERMITTED PAYMENTS

5.1  Permitted Payments

     Subject to Clauses 5.2 (Suspension of Permitted Payments) and 7 (Subordination on Insolvency), an Intra-Group Borrower may pay Intra-Group Liabilities, and a Subordinated Creditor may receive and retain payment in respect of Intra-Group Liabilities owed to it, to the extent that such payment:

      5.1.1 is permitted and made subject to and in accordance with the provisions of clause 21 (General Undertakings) of the Senior Facility Agreement; or

      5.1.2 is made in accordance with Clause 7.2 (Filing of Claims) or 7.3 (Filing by Parent) after the occurrence of an event described in Clause 7.1 (Subordination Events).

5.2  Suspension of Permitted Payments

     Except in the case of:

     (a) a payment made in accordance with Clause 7.2 (Filing of Claims) or 7.3 (Filing by a Subordinated Creditor); or

     (b) a payment of any Indebtedness by a Material Subsidiary to the Company or any Subsidiary or the payment of dividends by a Material Subsidiary (and for the purposes of this Clause 5.2(b), the terms "Material Subsidiary", "Company", "Subsidiary" and "Indebtedness" shall have the meaning ascribed to them in the SCL Bonds);

          after  the   occurrence   of  an  event   described   in  Clause   7.1
          (Subordination Events), no payment or receipt shall constitute a Permitted Payment if an event of default, potential event of default or other termination event under any Senior Finance Document has occurred or occurs as a result of that payment.

5.3  Set-off

     In   this Clause 5, a payment or receipt includes a discharge by set-off.

6.   TURNOVER OF NON-PERMITTED PAYMENTS

6.1  Trust

     If at any time a Subordinated Creditor receives a payment of the kind described in Clause 6.2 (Non-Permitted Payments), that Subordinated Creditor will notify the Trustee of such receipt and will hold it in trust for the Senior Creditors, and pay and distribute it, or (in the case of a set-off) pay an equivalent amount, on demand to, the Trustee for application in or towards the Senior Debt until the Senior Discharge Date (provided that nothing in this Clause shall be deemed to create a charge).

6.2  Non-Permitted Payments

     The payments to which Clause 6.1 (Trust) refers are as follows:

      6.2.1 receipt by a Subordinated Creditor of a payment (including by way of set-off) or distribution in cash or in kind of, or on account of, any Intra-Group Liabilities other than a Permitted Payment;

      6.2.2 receipt by a Subordinated Creditor (including by way of set-off) of the proceeds of enforcement of any Security, or payment under any guarantee, for any Intra-Group Liabilities; or

      6.2.3 the making by an Intra-Group Borrower or any of its Subsidiaries of any payment or distribution, in cash or in kind, on account of the purchase or any acquisition of any Intra-Group Liabilities.

7.   SUBORDINATION ON INSOLVENCY

7.1  Subordination Events

     Until the Senior Discharge Date, if:

      7.1.1 any resolution is passed or order made or proceedings commenced for the Winding-up (whether solvent or insolvent) of an Intra-Group Borrower;

      7.1.2 an Intra-Group Borrower makes a general assignment or an arrangement or composition for the benefit of all (or a particular type of) its creditors;

      7.1.3 a moratorium is agreed or declared in respect of or affecting all or a material part of the indebtedness of an Intra-Group Borrower,

        the following provisions of this Clause 7 shall apply.

7.2  Filing of Claims

     The  Trustee  may,  and  is  irrevocably   authorised  on  behalf  of  each
     Subordinated Creditor to:

      7.2.1 claim, enforce and prove for the Intra-Group Liabilities;

      7.2.2 file claims and proofs, give receipts and take all such proceedings in respect of filing such claims or proofs and do all such things as the Trustee sees fit to recover the Intra-Group Liabilities; and

      7.2.3 receive  all  distributions  of  the  Intra-Group   Liabilities  for
            application towards the Senior Debt.

7.3  Filing by a Subordinated Creditor

     If and to the extent that, the Trustee is not entitled, or elects not, to take any of the action described in Clause 7.2 (Filing of Claims), the relevant Subordinated Creditor will do so promptly on request by the Trustee.

7.4  Distributions

     Until the Senior Discharge Date:

      7.4.1 each Subordinated Creditor will hold all payments and distributions in cash or in kind received or receivable by it in respect of the Intra-Group Liabilities from another Subordinated Creditor or its estate or from any other source in trust for the Senior Creditors and will pay and distribute it on demand or, in the case of a set-off, pay an amount equal to that payment or distribution on demand, to the Trustee for application towards the Senior Debt (provided that nothing in this Clause shall be deemed to create a charge);

      7.4.2 each Subordinated Creditor hereby directs the trustee in bankruptcy, liquidator, assignee or other person distributing the assets of each Subordinated Creditor or their proceeds to pay distributions in respect of the Intra-Group Liabilities directly to the Trustee; and

      7.4.3 each Subordinated Creditor will promptly do whatever the Trustee requests to give effect to this Clause 7.4.

8.   TREATMENT OF DISTRIBUTIONS

8.1  Realisation

     If the Trustee receives any distribution otherwise than in cash in respect of the Intra-Group Liabilities from an Intra-Group Borrower or any other source, it may deal with and/or apply the distribution as it sees fit. The Senior Debt shall not be reduced by the distribution until and except to the extent that any net realisation proceeds are applied towards the Senior Debt.

8.2  Transfer of distributions

     Each Subordinated Creditor will at its own expense do all such things as the Trustee may reasonably require as being necessary or desirable to transfer to the Trustee all payments and distributions which must be turned over to the Trustee or held in trust for the Senior Creditors, including endorsements and execution of formal transfers, and will pay all costs and stamp duties in connection therewith.

8.3  Failure of trust

     If a trust in favour of, or a holding of property for, the Senior Creditors under this Deed is invalid or unenforceable, each Subordinated Creditor will pay and deliver to the Trustee an amount equal to the payment, receipt or recovery in cash, or in kind, which each Subordinated Creditor would otherwise have been bound to hold on trust for or as property of the Senior Creditors.

9.   ENFORCEMENT BY SUBORDINATED CREDITORS

     Until the Senior Discharge Date, except with the written consent of the Trustee, no Subordinated Creditor will:

9.1  No Acceleration

     Accelerate any of the Intra-Group Liabilities owed to it or otherwise declare any of the Intra-Group Liabilities owed to it prematurely due or payable by reason of any default or otherwise.

9.2  No Attachment

     Enforce any of the Intra-Group Liabilities owed to it by way of attachment, set-off, execution or otherwise.

9.3  No Creditor Process

     Sue for, petition, or institute any process (including an injunction, specific performance, garnishment, execution or levy, whether before or after judgment) against an Intra-Group Borrower or its assets in respect of, any obligation (whether or not for the payment of money) owing to it in respect of any of the Intra-Group Liabilities.

9.4  No Insolvency Proceedings

     Initiate or support or take any steps with a view to any Winding-up proceedings or any voluntary arrangement or assignment for the benefit of creditors or any similar proceedings involving an Intra-Group Borrower or its assets, whether by petition, convening a meeting, voting for a resolution or otherwise.

10.  CONSENTS

10.1 No Objection

     No Subordinated Creditor shall have any remedy against an Intra-Group Borrower or any Senior Creditor by reason of the entry by any of them into any Senior Finance Document, or any other agreement between any Senior Creditor and an Intra-Group Borrower, or any waiver or consent, or any requirement or condition imposed by or on behalf of any Senior Creditor on an Intra-Group Borrower under any Senior Finance Document, or such other agreement, which violates or is or causes an event of default or potential event of default (however described) under any Subordinated Finance Document. No Subordinated Creditor may object to any such matter by reason of any provision of any Subordinated Finance Document.

10.2 Waivers

     Any waiver or consent by or on behalf of any or all of the Senior Creditors under any Senior Finance Document (including any waiver of any breach or default or condition precedent, and any consent to any extension of availability of the Senior Debt) will be deemed also to have been given by a Subordinated Creditor (on the same terms and conditions, with appropriate changes) if any transaction or circumstance would, in the absence of that waiver or consent by a Subordinated Creditor, violate or contravene any Subordinated Finance Document or constitute an event of default or potential event of default (however described) under any Subordinated Finance Document or lead to unavailability of any of the Intra-Group Liabilities.

11.  INFORMATION

11.1 Defaults

     The Parent will promptly notify the Trustee of the occurrence of any event of default or potential event of default (however described) (if any) under any Subordinated Finance Document.

11.2 Amount of Intra-Group Liabilities

     The Parent will on written request by the Trustee from time to time notify the Trustee in writing of details of the amount of the Intra-Group Liabilities and give the Trustee copies of all Subordinated Finance Documents as soon as entered into by any Subordinated Creditor or Intra-Group Borrower.

12.  PROTECTION OF SUBORDINATION

12.1 Continuing Subordination

     The subordination provisions in this Deed shall:

       12.1.1 remain   in  full   force  and   effect   by  way  of   continuing
              subordination; and

       12.1.2 not be affected in any way by any settlement of account (whether or not any Senior Debt remains outstanding) or other matter or thing whatsoever.

12.2 Subordination Unaffected

     Without   prejudice   to  the   generality   of  Clause  12.1   (Continuing
     Subordination), neither the subordination in this Deed nor the obligations of a Subordinated Creditor shall be affected in any way by:

       12.2.1 any time, indulgence, concession, waiver or consent given to, or composition with, an Intra-Group Borrower or any other person, whether by the Trustee or any other person;

       12.2.2 any  amendment  to  or  change  in  any  Security,   guarantee  or
              indemnity, or the terms of any of the Intra-Group Liabilities or Senior Debt;

       12.2.3 the making or absence of any demand for payment of any of the Intra-Group Liabilities or Senior Debt or an Intra-Group Borrower or any other person, whether by a Subordinated Creditor or the Trustee or any other person;

       12.2.4 the enforcement or absence of enforcement of any Security, guarantee or indemnity or any rights under the Intra-Group Liabilities or Senior Debt;

       12.2.5 the taking, existence or release of any other Security, guarantee or indemnity;

       12.2.6 the Winding-up of an Intra-Group Borrower or any other person, or any step being taken for any such Winding-up; or

       12.2.7 the illegality, invalidity or unenforceability of, or any defect in, any provision of any agreement or document relating to the Intra-Group Liabilities or Senior Debt or any Security, guarantee or indemnity (including any Subordinated Finance Document or Senior Finance Document) or any of the rights or obligations of any of the parties under or in connection with any such document or any Security, guarantee or indemnity (including any Subordinated Finance Document or Senior Finance Document).

12.3    Immediate recourse

        Each Subordinated Creditor waives any right it may have of requiring the Trustee or any Senior Creditor to proceed against or enforce any other right or security or claim payment from any person before claiming the benefit of this Deed.

12.4 Exercise of the  Subordinated  Creditor  Rights Until the Senior  Discharge
     Date:

       12.4.1 any rights of a Subordinated Creditor, by reason of the performance or enforcement of any of its obligations under Clause 6 (Turnover of Non-Permitted Payments), 7 (Subordination on Insolvency) or 8 (Treatment of Distributions), or any other provision of this Deed, to be indemnified by any person, to prove in respect of any liability in the Winding-up of any person or to take the benefit of or enforce any Security, guarantees or indemnities, shall be exercised and enforced only in such manner and on such terms as the Trustee may require; and

       12.4.2 any amount received or recovered by a Subordinated Creditor (a) as a result of any exercise of any such rights or (b) in the Winding-up of any such person, shall be held in trust for and immediately paid to the Trustee (provided that nothing in this Clause shall be deemed to create a charge).

12.5 Discharge

     Each Subordinated Creditor hereby irrevocably waives any right to appropriate any payments to, or other sum received, recovered or held by, the Trustee or any Senior Creditor in or towards discharge of a particular part of the Senior Debt and agrees that the Trustee shall have the exclusive right to appropriate any such payment or other sum in accordance with this Deed.

12.6 Suspense Accounts

     Any amount received or recovered by the Trustee, any Senior Creditor, or any delegate in exercise of its rights under this Deed may be credited to an interest bearing suspense account. That amount may be kept there (with any interest earned being credited to that account) until the Trustee or the Senior Creditors are satisfied that all the Senior Debt has been discharged in full and that all facilities which might give rise to Senior Debt have been terminated.



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

13.  NO RIGHTS IN FAVOUR OF PARENT OR BORROWER

13.1 Preservation of Intra-Group Liabilities

     As between the Intra-Group Borrowers and the Subordinated Creditors only, the Intra-Group Liabilities shall remain owing or due and payable in accordance with the terms of the Subordinated Finance Documents.

13.2 No Rights

     Neither the Intra-Group Borrowers nor the Subordinated Creditors shall have any rights under this Deed. None of the undertakings in this Deed by the Trustee are given to or for the benefit of the Intra-Group Borrowers or the Subordinated Creditors.

13.3 No Liability

     Neither the Trustee nor any Senior Creditor will be liable to the Subordinated Creditors:

       13.3.1 for the manner of exercise or for any non-exercise of the powers of the Trustee under this Deed; or

       13.3.2 for failure to collect or preserve the Intra-Group Liabilities,

     and none of the undertakings in this Deed on the part of the Subordinated Creditors are given to or for the benefit of an Intra-Group Borrower.

14.  POWER OF ATTORNEY

14.1 Appointment

     By way of security for its obligations, each Subordinated Creditor irrevocably appoints the Trustee as its attorney to do anything which it:

       14.1.1 has authorised the Trustee to do under this Deed; and

       14.1.2 is required to do by this Deed but has failed to do.

14.2 Delegation

     The   Trustee   may   delegate   the  power  of  attorney  in  Clause  14.1
     (Appointment).

15.  CHANGES TO THE PARTIES

15.1 Successors and assigns

     This Deed is binding on the successors and permitted assigns of the parties to it. Any reference to any party shall be construed accordingly.

15.2 Borrower

     No Intra-Group Borrower may assign or transfer any or all of its rights (if any) or obligations under this Deed.

15.3 Subordinated Creditors

     No Subordinated Creditor will at any time before the Senior Discharge Date (except with the written consent of the Trustee):

       15.3.1 assign, novate, transfer or dispose of, or create or permit to subsist any Security over, or declare or create any trust of, any or all of the Intra-Group Liabilities owing to it or its proceeds or any interest in the Intra-Group Liabilities or its proceeds, or any other rights or obligations under any Subordinated Finance Document, or any security therefor, or its commitment to provide the Intra-Group Liabilities to or in favour of any person;

       15.3.2 subordinate any or all of the Intra-Group Liabilities or its proceeds to any sums owing by an Intra-Group Borrower to any person other than to the Senior Debt,

     unless that person agrees with the parties to this Deed that it is bound by all the terms of this Deed as a Subordinated Creditor in the same capacity as the transferring Subordinated Creditor.

15.4 Senior Creditors

     The Trustee may assign, novate, transfer or otherwise dispose of all or any of its rights under this Deed to its successors as Trustee only.

15.5 Memorandum on documents

     The Parent will ensure that a memorandum of this Deed will be endorsed on each Subordinated Finance Document.

16.  EXPENSES, STAMP DUTY, SET-OFF AND INTEREST

16.1 Enforcement Expenses

     The Parent shall pay to the Trustee on demand, all costs, and expenses (including Taxes thereon and legal fees) reasonably incurred by the Trustee or any Senior Creditor in relation to this Deed (including the administration, protection, realisation or enforcement against an Intra-Group Borrower or the Parent (as the case may be) of any right under or in connection with this Deed, or any consideration by the Trustee as to whether to realise or enforce the same, and/or any such amendment, supplement, waiver, consent or release).

16.2 Stamp Duty

     The Parent shall pay promptly, and in any event before any interest or penalty becomes payable, any stamp, documentary, registration or similar Tax (including Land Registry fees) payable in connection with the entry into, registration, performance, enforcement or admissibility in evidence of this Deed and/or any such other document, amendment, supplement, waiver, consent or release and shall indemnify the Trustee and the Senior Creditors against any liability with respect to or resulting from any delay in paying or omission to pay any such Tax.

16.3 Set-Off

     Each of the Intra-Group Borrowers and the Subordinated Creditors authorise the Trustee and each Senior Creditor to apply (without prior notice) any credit balance (whether or not then due) to which it is at any time beneficially entitled on any account at, any sum held to its order by and/or any liability to it of, any office of the Trustee or any Senior Creditor in or towards satisfaction of all or any part of their respective liabilities under this Deed which are due and unpaid and, for that purpose, to convert one currency into another.

16.4 Interest

     In respect of any liability under this Deed of an Intra-Group Borrower or any Subordinated Creditor which it does not discharge when due, it shall pay to the Trustee on demand interest computed by reference to successive periods selected by the Trustee (the first of which will start on the due date for payment of the unpaid amount) at a rate calculated in accordance with clause 8.3 of the Senior Facility Agreement (with all necessary modifications), calculated day by day from the due date of the relevant liability until full payment or discharge (both before and after judgment).

17.  RIGHTS, AMENDMENTS, WAIVERS, CONSENTS AND DETERMINATIONS

17.1 Rights Additional

     The rights and remedies provided in this Deed are cumulative and not exclusive of any other rights or remedies (whether provided by law or otherwise). Where there is any ambiguity or conflict between the rights conferred by law and those conferred by or pursuant to this Deed, the terms of this Deed shall prevail.

17.2 Exercise of Rights

     If the Trustee fails to exercise or delays exercising any right under this Deed, it will not operate as a waiver of that right. Any single or partial exercise of any right will not preclude any other or further exercise of that right or the exercise of any other right.

17.3 Amendments, Waivers and Consents

     Any provision of this Deed may be amended, supplemented or novated only if all the parties hereto agree in writing. Any waiver, consent or approval by the Trustee under this Deed:

       17.3.1 shall not be effective unless it is in writing

       17.3.2 may be given subject to any conditions thought fit by the person(s) giving it and

       17.3.3 shall be effective only in the instance and for the purpose for which it is given.

18.  COMMUNICATIONS

18.1 Addresses

     Each communication under this Deed shall be made by fax or otherwise in writing. Each communication or document to be delivered to a party under this Deed shall be sent to it at the fax number or address, and marked for the attention, if any, from time to time designated by it to the other parties for the purpose of this Deed. The initial fax number and address and marking (if any) so designated by each party are set out under each party's name in the signature pages of this Deed.

18.2 Delivery

     Any communication from an Intra-Group Borrower or a Subordinated Creditor shall be irrevocable. A communication under this Deed will only be effective if it is received.

19.  MISCELLANEOUS

19.1 SCL Bonds

     For the avoidance of doubt, if any provision of this Agreement would be determined to be contrary to section 10.15 (Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries) of the SCL Bonds, such provision of this Agreement shall be considered to be ineffective to the extent that it is contrary to such section 10.15.

19.2 Partial Invalidity

     The illegality, invalidity or unenforceability of any provision of this Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision of this Deed.

19.3 Counterparts

        This Deed may be executed in any number of counterparts.

19.4 Perpetuity Period

     The perpetuity period for each trust created by this Deed shall be 80 years.

19.5 Designation as Finance Document

     The Borrower and the Agent (acting on the instructions of the Majority Lenders) designate this Agreement as a Finance Document by execution of this Agreement for the purposes of the definition of Finance Document in the Facility Agreement.

20.  INDEMNITIES

20.1 Extent of Discharge

     Any amount received or recovered in a currency other than the currency of the Senior Debt (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the Winding-up of an Intra-Group Borrower or a Subordinated Creditor or otherwise) by the Trustee in respect of the Intra-Group Liabilities or any payment required to be paid by a Subordinated Creditor under this Deed shall only constitute a discharge to such Subordinated Creditor to the extent of the amount in the currency of the Senior Debt which the Trustee is able, in accordance with its usual practice, to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

20.2 Currency Indemnity

     If that amount in the currency of the Senior Debt is less than the amount due in the currency of the Senior Debt each Subordinated Creditor shall indemnify the Trustee against any loss sustained by it as a result. In any event, each Subordinated Creditor shall indemnify the Trustee against the cost of making any such purchase. For the purpose of this Clause 20.2, it will be sufficient for the Trustee to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

20.3 Indemnities Separate

     Each indemnity in this Deed:

     20.3.1 constitutes a separate and independent obligation from the other obligations in this Deed;

     20.3.2 shall give rise to a separate and independent cause of action;

     20.3.3 shall apply irrespective of any indulgence granted by the Trustee or any Senior Creditor; and

     20.3.4 shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any liability under this Deed or any other judgment or order.

21.  GOVERNING LAW

     This Deed shall be governed by and construed in accordance with the laws of England.


IN WITNESS WHEREOF this Deed has been duly executed as a deed on the date stated at the beginning.

                                   SCHEDULE 1

                             INTRA-GROUP BORROWERS

SEA CONTAINERS BRITISH ISLES LIMITED

CHARLESTON MARINE CONTAINERS INC.

FERRY & PORT HOLDINGS LIMITED

FOLKESTONE PROPERTIES LIMITED

GNER HOLDINGS LIMITED

HOVERSPEED LIMITED

NEWHAVEN MARINA LIMITED

SEA CONTAINERS AMERICA INC.

SEA CONTAINERS FERRIES LIMITED

SEA CONTAINERS LTD.

SEA CONTAINERS PORTS & FERRIES LIMITED

SEA CONTAINERS PORTS LIMITED

SEA CONTAINERS PROPERTIES LIMITED

SEA CONTAINERS PROPERTY SERVICES LIMITED

SEA CONTAINERS RAILWAY SERVICES LIMITED

SEA CONTAINERS UK LIMITED

SILJA HOLDINGS LIMITED

SILJA OY AB

                                   SCHEDULE 2

                             SUBORDINATED CREDITORS

SEA CONTAINERS BRITISH ISLES LIMITED

CHARLESTON MARINE CONTAINERS INC.

FERRY & PORT HOLDINGS LIMITED

FOLKESTONE PROPERTIES LIMITED

GNER HOLDINGS LIMITED

HOVERSPEED LIMITED

NEWHAVEN MARINA LIMITED

SEA CONTAINERS AMERICA INC.

SEA CONTAINERS FERRIES LIMITED

SEA CONTAINERS LTD.

SEA CONTAINERS PORTS & FERRIES LIMITED

SEA CONTAINERS PORTS LIMITED

SEA CONTAINERS PROPERTIES LIMITED

SEA CONTAINERS PROPERTY SERVICES LIMITED

SEA CONTAINERS RAILWAY SERVICES LIMITED

SEA CONTAINERS UK LIMITED

SILJA HOLDINGS LIMITED

SILJA OY AB

                                SIGNATURE PAGES

THE PARENT

EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Limited

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:



SUBORDINATED CREDITORS

EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers British Isles Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

Charleston Marine Containers Inc.

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Ferry & Port Holdings Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Folkestone Properties Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

GNER Holdings Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED As A DEED By Power Of Attorney For And On Behalf Of

Hoverspeed Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Newhaven Marina Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers America Inc.

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Ferries Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Ports & Ferries Limited

                           By: DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Ports Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Properties Limited

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Property Services Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Railway Services Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



SIGNED for and on behalf of

Sea Containers UK Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by

Sea Containers Ltd.

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by

SILJA Holdings Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by

SILJA OY AB

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:

INTRA GROUP BORROWERS

EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers British Isles Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Charleston Marine Containers Inc.

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Ferry & Port Holdings Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

Folkestone Properties Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

GNER Holdings Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED As A DEED By Power Of Attorney For And On Behalf Of

Hoverspeed Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

Newhaven Marina Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers America Inc.

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Ferries Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Ports & Ferries Limited

                           By: DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Ports Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Properties Limited

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Property Services Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by power of attorney for and on behalf of

Sea Containers Railway Services Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



SIGNED for and on behalf of

Sea Containers UK Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:

EXECUTED as a DEED by

Sea Containers Ltd.

By:     DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:




EXECUTED as a DEED by

SILJA Holdings Limited

By:             GUY SANDERS



Witness:

Occupation:

Address:

Fax:



EXECUTED as a DEED by

SILJA OY AB

By:             DANIEL JOHN O'SULLIVAN



Witness:

Occupation:

Address:

Fax:

THE TRUSTEE


EXECUTED as a DEED for and on behalf of

Citicorp Trustee Company Limited

By:



Witness name:

Witness signature:

Address of witness:


Occupation:


THE AGENT


EXECUTED as a DEED for and on behalf of

Citibank International plc

By:           Pareejat Singhal



Witness name:

Witness signature: